UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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LIBERTY ALL-STAR GROWTH FUND, INC.

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LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)
1290 Broadway, Suite 1000
Denver, Colorado 80203
(303) 623-2577

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 25, 2022

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2022 Joint Annual Meeting of Shareholders of the Funds (the “2022 Annual Meeting”) will be held as a telephone conference call meeting at which no one will be allowed to attend in person, on August 25, 2022 at 9:00 a.m. Eastern Time, and at any adjournments thereof. The purposes of the 2022 Annual Meeting are to consider and act upon the following matters, and to transact such other business, including any adjournment of the 2022 Annual Meeting, as may properly come before the 2022 Annual Meeting or any adjournments thereof:

1.	To elect two Trustees of the Equity Fund (“Proposal 1”); and

2.	To elect two Directors of the Growth Fund (“Proposal 2”).

The Boards of Trustees/Directors have fixed the close of business on June 13, 2022 as the record date (the “Record Date”) for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2022 Annual Meeting and any adjournments thereof.

Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on August 22, 2022 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS VERY IMPORTANT. The Funds’ Boards of Trustees/Directors unanimously recommend that you vote FOR Proposals 1 and 2.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund,

William R. Parmentier, Jr.
President of the Funds

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS VERY IMPORTANT - PLEASE SIGN, DATE AND RETURN
YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2022 Annual Meeting. We urge you, whether or not you expect to attend the 2022 Annual Meeting, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitations. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare Fund Services at 1-866-905-8143.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting to be held on August 25, 2022: This proxy statement is available on the internet at https://www.proxy-direct.com/lib-32771.

June 30, 2022

LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)

PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
August 25, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (each a “Board” and together the “Boards”) to be used at the 2022 Joint Annual Meeting of Shareholders of the Funds (such meeting and any adjournments thereof being referred to collectively as the “2022 Annual Meeting” or the “Meeting”) to be held as a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. Shareholders of record on June 13, 2022 are eligible to vote at the 2022 Annual Meeting.

Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on August 22, 2022 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. Eastern Time on August 22, 2022. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

The solicitation of proxies for use at the 2022 Annual Meeting is being made by the Funds by the mailing on or about June 30, 2022 of the Notice of Joint Annual Meeting of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to shareholders.

The 2022 Annual Meeting is being held to vote on the matters described below:

Equity Fund: Elect Two Trustees to the Board to a three-year term.

Growth Fund: Elect Two Directors to the Board to a three-year term.

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad supervision over the affairs of its respective Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc., provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his or her successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure
John J. Neuhauser	Trustee since 1998	Tenure to end 2025
Milton M. Irvin	Trustee since 2018	Tenure to end 2025

Growth Fund

Nominee	Title	Tenure
George R. Gaspari	Director since 2006	Tenure to end 2025
Edmund J. Burke	Director since 2006	Tenure to end 2025

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the 2022 Annual Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the 2022 Annual Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of the Funds

The Funds are governed by their respective Boards. Each Board is responsible for and oversees the overall management and operations of its respective Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and

the State of Maryland for the Growth Fund, as well as such Fund’s stated investment objective and policies. Each Board oversees its respective Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations, based on policies and agreements reviewed and approved by the Boards. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who reports directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Boards Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committees and through the Board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the 1940 Act. The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ investment manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisers (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities, trading activities of the Funds, as well as the premium or discount to net asset value at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Fund’s Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance programs. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/Directors. Currently, all of the Fund’s Trustees or Directors are Independent Trustees/Directors. Thomas W. Brock, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committees, which operate pursuant to a charter approved by the respective Board. As summarized below, the Audit Committees oversee specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board are summarized below.

Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for its respective Fund in light of, among other factors, such Fund’s asset size and nature of its operations and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and years of birth of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Independent Trustees/Directors
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2023	Director since 2005; Chairman since 2015; Term expires 2024	Chief Executive Officer, Silver Bay Realty (2016-2017); Acting Chief Executive Officer, Silver Bay Realty (2016), Director, Silver Bay Realty (2012-2017)	2	Trustee, Equitable AXA Annuity Trust (since 2016), and 1290 Funds (since 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2023	Director since 2006; Term expires 2022	Financial Services Consultant (1996-2012)	2	Trustee (1999-2021) and Chairman Audit Committee (2015 - 2021), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2022	Director since 1998; Term expires 2024	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	None

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2024	Director since 2018; Term expires 2023	Director PC Construction (2021-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), Board Member Green Mountain Care Board (2017-2021), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director BlackRock Capital Investment Corporation (2005-Present)
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2022	Director since 2018; Term expires 2023	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006-2020); Chair, Board Member South Carolina State University (2015-2020); Graduate Executive Board Member Wharton School (2009-2016)	2	None

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2024	Director since 2006; Term expires 2022

Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019.

27

Trustee (since 2017) – ALPS ETF Trust; Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004); Clough Global Dividend and Income Fund, Trustee (since 2006); Clough Global Equity Fund; Trustee - Clough Global Opportunities Fund; and Trustee - Clough Funds Trust (since 2015).

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**

The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

***	Mr. Burke was considered to be an “Interested Trustee” until December 31, 2021, because of his previous relationships with ALPS.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

Independent Trustees/Directors

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment adviser, chairperson and trustee of an open-end investment company, adjunct graduate business school professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairperson of exchange-traded funds, a financial services consultant and multiple years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

Milton M. Irvin: Mr. Irvin has extensive experience in the financial services industry. He has served as a board member for universities and graduate schools. Mr. Irvin has also served as an investment committee member for a not-for-profit entity.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Maureen K. Usifer: Ms. Usifer has extensive financial accounting experience as an audit committee chairperson and SEC financial expert of a business development fund. She has served as a board member in a financial regulatory oversight position for the state of Vermont and a trustee for a private college, serving on the operations and audit committee. Ms. Usifer has also served as chief financial officer of both public and private companies.

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as former chief executive officer and president of AAI’s parent company, a financial services holding company, a former director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and multiple years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

During the fiscal year ended December 31, 2021, the Growth Fund Board held four meetings, the Equity Fund Board held five meetings, and the Audit Committees held four meetings. Each of these Board and Committee meetings, except one special meeting held by the Equity Fund, was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2021 annual meetings of shareholders.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1000, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Principal Officers

Each person listed below serves as an officer of the Funds. The Boards elect the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (1952)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.

Mark T. Haley CFA (1964)	Senior Vice President	1999

Senior Vice President of the Liberty All-Star Funds (since January 1999); Senior Vice President, ALPS Advisors, Inc. ("AAI") (since 2022); Vice President, AAI (2006-2021); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.

Erich Rettinger (1985)	Treasurer	2021

Vice President of ALPS Advisors, Inc. (“AAI”) (since 2021) From 2013-2021, Mr. Rettinger served as Vice President and Fund Controller of ALPS Fund Services. He also serves as Treasurer of RiverNorth Opportunities Fund, Inc., Principal Real Estate Income Fund, and ALPS Variable Investment Trust. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.

Matthew Sutula (1985)	Chief Compliance Officer	2019

Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) (Since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust and RiverNorth Opportunities Fund, Inc. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Funds as defined under the 1940 Act.

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Sareena Khwaja-Dixon (1980)	Secretary	2016

Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. She is also Secretary of RiverNorth Opportunities Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Reaves Utility Income Fund, and Clough Funds Trust and Assistant Secretary of RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Funds, and RiverNorth Opportunistic Municipal Income Fund, Inc. Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.

Tanya Tancheff (1973)	Assistant Secretary	2021

Senior Paralegal with ALPS Fund Services, Inc. She is also Assistant Secretary of ALPS Series Trust. Because of her position with ALPS, Ms. Tancheff is deemed an affiliate of the Funds as defined under the 1940 Act.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Brock, Gaspari, Irvin, Neuhauser, Mr. Burke and Ms. Usifer (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of Board members who are “independent” (as defined in the NYSE Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined under the 1940 Act) of the Funds. Each Board has determined, in accordance with NYSE Listing Standards that each member of the Audit Committees is financially literate and has determined that Ms. Usifer is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal function of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors); (4) the performance of AAI’s internal audit function; and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

In performing its oversight function, at a meeting held on February 24, 2022, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Deloitte & Touche, Ltd. (“Deloitte”), the audited financial statements of the Funds as of and for the fiscal year ended December 31, 2021, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by the PCAOB, and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends that each Fund’s audited financial statements, subject to the modifications discussed at the February 24, 2022 Audit Committee meeting, be included in each Fund’s Annual Report for the fiscal year ended December 31, 2021.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES/DIRECTORS

Edmund J. Burke Thomas W. Brock George R. Gaspari	Milton M. Irvin John J. Neuhauser Maureen K. Usifer

Nomination Information

Each Fund’s Nominating and Governance Committee of the Board of Trustees/Directors (“Nominating and Governance Committee” or the “Committee”) is comprised of six independent Trustees/Directors namely Messrs. Brock, Gaspari, Irvin, Neuhauser (Committee Chairman), Burke and Ms. Usifer. Each Fund’s Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter (the “Charter”) that was most recently reviewed and approved by the Committee on December 9, 2021. The Nominating and Governance Committee met once during the fiscal year ended December 31, 2021 the Charter states that meetings will be held on an as-needed basis, but no less than annually. Each Fund’s Nominating and Governance Committee is responsible for identifying and recommending to the Board of Trustees/Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created, and to evaluate the effectiveness of the Board in governing and overseeing the management of the respective Fund.

The Nominating and Governance Committee will consider Trustee/Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees/Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Nominating and Governance Committee should submit such recommendations to the Secretary of the Funds at 1290 Broadway, Suite 1000, Denver, CO 80203, who will forward the recommendations to the Committee for consideration. Shareholders wishing to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. All information packages regarding a candidate that are satisfactorily completed in accordance with the Committee’s Charter will be forwarded to the full Boards for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. The Committee has the sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. The Committee Charter (which is available at www.all-starfunds.com) includes Independent Trustee/Director qualifications and criteria that the Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the By-Laws of each Fund contain detailed requirements regarding qualifications for Independent Trustees/Directors and information that must be included with any nomination for Independent Trustee/Director or shareholder proposal.

The following are some of the requirements and criteria in the Committee Charter and By-Laws:

(a)	The nominee must satisfy all qualifications provided under the Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)

The nominee may not be an executive officer, Trustee/Director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)

The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

The following is a summary of requirements in the Funds’ By-Laws that must be provided to a Fund regarding the shareholder or shareholder group submitting a proposed nominee and that will be considered by the Committee:

(a)	Information on the proposed nominee, including name, address, age and occupation.

(b)	Information on shares owned beneficially and of record.

(c)	Descriptions of any agreements, arrangements, or understandings (including profit interest or options) involving the Proposed Nominee and any other shareholder of record or beneficially.

(d)	A description of all commercial and business relationships and all transactions the Proposed Nominee has had with any other shareholder of record or beneficially.

(e)	A representation that the Proposed Nominee will qualify as a non-interested Trustee/Director under Section 2(a)(19) of the Investment Company Act of 1940 and rules thereunder.

(f)	A representation that the Proposed Nominee meets the Trustee/Director Qualifications set forth on Article III of the Fund’s By-laws.

(g)	Such other information requested by the Committee required to be disclosed in a proxy statement.

(h)	Written consent of the Proposed Nominee to being named a nominee and to serving as a Trustee/Director.

(i)	A certificate that the Proposed Nominee will not become a party to any agreement, arrangement or understanding not disclosed to the Fund.

The nominee must provide to the Committee all information requested by the Committee that is related to the requirements and criteria in the Committee Charter and By-Laws.

When considering prospective nominees, the Nominating and Governance Committee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Committee may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Committee will also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs. In considering nominees, the Committee will also consider the diversity of the Boards with respect to professional experience, education, skill and viewpoint.

The Nominating and Governance Committee will initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by an Independent Trustee/Director by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors will be arranged. If the Committee, based on the results of these contacts, believes it has identified a viable candidate, it will air the matter with the full Boards for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The Nominating and Governance Committee reviews the compensation of the Independent Trustees/Directors. The following table shows, for the fiscal year ended December 31, 2021, the compensation received from each Fund by the Trustees/Directors and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex**
Independent Trustees/Directors
Thomas W. Brock	$ 70,471	$ 28,529	$ 99,000
George R. Gaspari	$ 59,058	$ 23,942	$ 83,000
Milton M. Irvin	$ 59,058	$ 23,942	$ 83,000
John J. Neuhauser	$ 61,198	$ 24,802	$ 86,000
Maureen K. Usifer	$ 63,338	$ 25,662	$ 89,000
Edmund J. Burke***	$ 56,935	$ 23,065	$ 312,000

**

The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

***	Mr. Burke was considered to be an “Interested Trustee” until December 31, 2021, because of his previous relationships with ALPS.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2021 (i) in each of the Funds and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*
Independent Trustees/Directors
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Milton M. Irvin	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000
John J. Neuhauser	$50,001 - $100,000	$1 - $10,000	$50,001 - $100,000
Maureen K. Usifer	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000
Edmund J. Burke**	None	None	None
All Trustees/Directors and Executive Officers as a group	Over $100,000	Over $100,000	Over $100,000

*	The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

**	Mr. Burke was considered to be an “Interested Trustee” until December 31, 2021, because of his previous relationships with ALPS.

The following table shows the ownership of the Trustees/Directors and Executive Officers in each of the Fund’s shares as of June 13, 2022 (the “Record Date”):

Name of Directors and Officers	# of Shares Owned In the Equity Fund	# of Shares Owned In the Growth Fund
Independent Trustees/Directors
Thomas W. Brock	85,000	60,143
George R. Gaspari	2,367	2,385
Milton M. Irvin	5,313	6,671
John J. Neuhauser	15,374	482
Maureen K. Usifer	4,400	4,800
Edmund J. Burke	0	0
Executive Officers
William R. Parmentier, Jr.	65,557	36,535
Erich Rettinger	0	0
All Trustees/Directors and Executive Officers as a Group	178,011	111,016

As of the Record Date, the Trustee/Directors and Executive Officers of the Funds, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director purchased or sold securities exceeding 1% of the outstanding securities of any class of shares of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2021, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity.

Required Vote

Each nominee will be voted on separately. The election of the Trustees of the Equity Fund and the Directors of the Growth Fund is by the affirmative vote of a majority of the total number of votes entitled to be cast thereon. Since two Trustees of the Equity Fund and two Directors of the Growth Fund are to be elected, each must receive a majority of the total number of votes entitled to be cast at the 2022 Annual Meeting in order to be elected.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 1 AND 2.

OTHER BUSINESS

The Boards know of no other business to be brought before the 2022 Annual Meeting. However, if any other matters properly come before the 2022 Annual Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2021 Annual Report for each Fund was mailed to shareholders prior to this Proxy Statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for each Fund dated June 30, 2021, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for each Fund are available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1000, Denver, CO 80203, is the Funds’ investment adviser. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and three for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund

Aristotle Capital Management, LLC
11100 Santa Monica Blvd.,
Los Angeles, CA 90025

Fiduciary Management, Inc.
100 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

Pzena Investment Management, LLC
320 Park Avenue
New York, NY 10022

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Growth Fund

Weatherbie Capital, LLC
265 Franklin Street
Boston, MA 02110

Congress Asset Management Company, LLP
Two Seaport Lane
Boston, MA 02210

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards selected Deloitte & Touche LLP (“D&T”) to serve as the Funds’ as independent registered public accountants for the Funds’ fiscal years ended December 31, 2020, and December 31, 2021. D&T serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of D&T are not expected to be present or be available to answer questions at the 2022 Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Change of Independent Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”) has been engaged to serve as the Funds’ independent registered public accountant for the Funds’ fiscal year ended December 31, 2022. This decision to engage Cohen was approved by the Audit Committees and the Boards on June 9, 2022.

Throughout the Funds’ two most recent fiscal years, and through the date of this proxy statement, the Funds had no disagreements with D&T, the Funds’ previous independent registered public accounting firm, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K. With respect to the Funds, D&T’s audit opinions for the past two fiscal years, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds’ Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by D&T for the fiscal years ended December 31, 2020, and 2021 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)

Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees (Audit Related + Tax Fees)
Equity Fund	2020	$43,400	$0	$4,035	$0	$4,035
	2021	$43,400	$0	$4,035	$0	$4,035
Growth Fund	2020	$26,300	$0	$4,035	$0	$4,035
	2021	$26,300	$0	$4,035	$0	$4,035
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2020	$0	$0	$0	$0	$0
	2021	$0	$0	$0	$0	$0
AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2020	$0	$0	$0	$0	$0
	2021	$0	$0	$0	$0	$0

During the Funds’ fiscal years ended December 31, 2021 and 2020, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund’s Audit Committee.

Each Fund’s Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund’s Auditors. All services provided by D&T to a Fund for 2021 and 2020 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE 2022 ANNUAL MEETING

Solicitation of Proxies

The solicitation of proxies for use at the 2022 Annual Meeting is being made primarily by the Funds by the mailing on or about June 30, 2022 of the Notice of Joint Annual Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of AAI, and/or its affiliates and by Computershare Fund Services, the firm that has been engaged to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.

The Board has set the close of business on June 13, 2022 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals and any other matters at the 2022 Annual Meeting. Additional information regarding outstanding shares and voting your proxy is included below.

Voting Rights

Only shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the 2022 Annual Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards that is properly executed and returned in time to be voted at the 2022 Annual Meeting will be voted at the 2022 Annual Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election of the Trustees/Directors of the Funds named under Proposals 1 and 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy or by attending the 2022 Annual Meeting and voting. Any letter of revocation or later-dated proxy must be received by the Funds prior to the 2022 Annual Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the 2022 Annual Meeting in the same manner that proxies voted by mail may be revoked.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. The effect of an abstention or broker non-vote for any Proposal will be the same as a vote against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes entitled to be cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Funds at the 2022 Annual Meeting.

Assuming the presence of a quorum, for the purposes of Proposals 1 and 2, the failure to return a properly executed proxy card or otherwise authorized proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote.

The 2022 Annual Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the 2022 Annual Meeting of any other Fund. If there are not enough shares represented at the 2022 Annual Meeting for a quorum or votes to approve the proposals at the 2022 Annual Meeting, the Chairman of the 2022 Annual Meeting may adjourn the 2022 Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Share Ownership

All shareholders of record of a Fund on the Record Date are entitled to one vote for each share held. The Growth Fund has opted into the Maryland Control Share Acquisition Act. As of the Record Date, there were 260,094,643 outstanding shares of beneficial interest of Equity Fund and 56,308,292 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, as of the Record Date, the following owners were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	N/A	N/A	N/A	N/A

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation 120 East Liberty Drive, Suite 4 Wheaton, Illinois 60187	5,556,914 (a)	10.05%	Beneficial

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(b)

The table above shows 5% or greater shareholders’ ownership of Shares as of June 13, 2022. The information contained in this table is based on Schedule 13G/13D and Form 4 filings made on or before June 13, 2022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees/Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Common Shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Funds believe that as of the Funds’ fiscal year end on December 31, 2021, all Section 16(a) filing requirements applicable to the Funds’ officers and Trustees/Directors, officers and directors of the investment adviser or sub-advisers, affiliated persons of the investment adviser or sub-advisers, and greater than 10% beneficial owners were complied with.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2022 should have been received by the Secretary of the relevant Fund no later than March 2, 2022. To submit a shareholder proposal for a Fund’s annual meeting, a shareholder is required to give to a Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by March 2, 2023. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2023 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2023 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1000, Denver, CO 80203.

The persons named as proxies for the 2022 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Funds have received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Funds at 1-800-241-1850. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Funds in writing at: 1290 Broadway, Suite 1000, Denver, CO 80203 or call the Funds at 1-800-241-1850.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on August 25, 2022
at 9:00 a.m. Eastern Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Liberty All-Star® Growth Fund, Inc. (the "Growth Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held as a telephone conference call meeting at which no one will be allowed to attend in person on August 25, 2022 at 9:00 a.m. Eastern Time, and at any adjournments thereof. Please refer to the proxy statement for instructions on how to participate in the Telephonic Meeting. In order to gain access to the Meeting and also to vote their shares at the Meeting, shareholders must enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Annual Meeting.

A majority of the proxies present and acting at the Joint Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Joint Annual Meeting.** Please refer to the Joint Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

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PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held on August 25, 2022.
The Joint Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/lib-32771

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Joint Annual Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal **The Board of Directors recommends a vote "FOR" each Nominee in Proposal 2.**

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
2. To Elect Two (2) Directors to the Board to a three-year term. 01. George R. Gaspari 02. Edmund J. Burke	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.______________________________

Note: The Fund may transact such other business, including adjournment(s) of the Joint Annual Meeting, as may properly come before the 2022 Joint Annual Meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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